Exhibit 10.4

SECURED PROMISSORY NOTE

$4,000,000.00	Advance Date: May 31, 2006
Maturity Date: October 1, 2009

FOR VALUE RECEIVED, TRANSORAL PHARMACEUTICALS, INC., a Delaware corporation, for itself and each of its Subsidiaries (the “Borrower”) hereby promises to pay to the order of Hercules Technology Growth Capital, Inc., a Maryland corporation or the holder of this Note (the “Lender”) at 525 University Avenue, Suite 700, Palo Alto, CA 94301 or such other place of payment as the holder of this Secured Promissory Note (this “Promissory Note”) may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Four Million Dollars ($4,000,000.00) or such other principal amount as Lender has advanced to Borrower, together with interest at a rate equal to the prime rate as reported in the Wall Street Journal as of the date hereof, plus 2.69% per annum based upon a year consisting of 360 days, with interest computed daily based on the actual number of days in each month.

This Promissory Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated April 21, 2006, by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All payments shall be made in accordance with the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein. An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note. Reference to the Loan Agreement shall not affect or impair the absolute and unconditional obligation of the Borrowers to pay all principal and interest and premium, if any, under this Promissory Note upon demand or as otherwise provided herein

Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law. Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense. This Promissory Note has been negotiated and delivered to Lender and is payable in the State of California. This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of California, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

BORROWER FOR ITSELF AND ON BEHALF OF ITS SUBSIDIARIES:	TRANSORAL PHARMACEUTICALS, INC.

	By:	/s/ Illegible
	Title:	CEO/President

TransOral Pharmaceuticals, Inc.

ADVANCE REQUEST

To:	Lender:	Date:	May 11, 2006
Hercules Technology Growth Capital, Inc.
525 University Avenue, Suite 700
Palo Alto, CA 94301
Facsimile: 650-473-9194

TRANSORAL PHARMACEUTICALS, INC. (“Borrower”) hereby requests from Hercules Technology Growth Capital, Inc. (“Lender”) an Advance in the amount of Four Million Dollars ($4,000,000.00) on May 31, 2006 (the “Advance Date”) pursuant to the Loan and Security Agreement between Borrower and Lender (the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

Please:

(a)	Issue a check payable to Borrower ☐

or

(b)	Wire Funds to Borrower’s account ☒

Bank:	Comerica Bank
333 W. Santa Clara Street
San Jose, CA 95113

ABA Number:	121137522

Account Number:	1892563980

Account Name:	TransOral Pharmaceuticals, Inc.

Borrower hereby represents that the conditions precedent to the Advance set forth in the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to: (i) that no Material Adverse Effect in Borrower’s business or financial condition has occurred; (ii) that the representations and warranties set forth in the Agreement and in the Warrant are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under the Loan Documents. Borrower understands and acknowledges that Lender has the right to review the financial information supporting this representation and, if Lender determines in its reasonable discretion that a Material Adverse Effect has occurred, Lender may decline to fund the requested Advance.

Borrower hereby represents that Borrower’s corporate status and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

300 Tamal Plaza, Suite 220 Corte Madera, California 94925

(415) 945-5420 • Fax (415) 927-2240 • www.transoral.com

Borrower agrees to notify Lender promptly before the funding of the Loan if any of the matters which have been represented above shall not be true and correct on the Borrowing Date and if Lender has received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date.

Executed as of May 11, 2006.

BORROWER:	TRANSORAL PHARMACEUTICALS, INC.

SIGNATURE:	/s/ Thomas P. Soloway
TITLE:	Chief Financial Officer
NAME:	Thomas P. Soloway

ATTACHMENT TO ADVANCE REQUEST

Dated: May 11, 2006

Borrower hereby represents and warrants to Lender that Borrower’s current name and organizational status is as follows:

Name:	TransOral Pharmaceuticals, Inc.

Type of organization:	Corporation

State of organization:	Delaware

Organization file number:	3478309

Borrower hereby represents and warrants to Lender that the street addresses, cities, states and postal codes of its current locations are as follows:

Chief Executive Office, Principal Place of Business, and Location of Collateral:

300 Tamal Plaza, Suite 220, Corte Madera, CA 94925 through May 19, 2006.

Beginning May 19, 2006, its chief executive office will be located at 1003 West Cutting Blvd., Suite 110, Point Richmond, CA, 94804

DEPOSIT ACCOUNT

CONTROL AGREEMENT

This Deposit Account Control Agreement (this “Agreement”) is entered into as of March 28, 2006, by and among TransOral Pharmaceuticals, Inc., (“Customer”). Hercules Technology Growth Capital, Inc., (“Secured Party”), and COMERICA BANK (“Bank”), with reference to the following facts:

A. Customer maintains the Deposit Account (as defined below) at Bank’s San Jose Airport Parkway Branch (the “Banking Office”).

B. Customer has granted Secured Party a security interest in the Deposit Account and all funds now or at any time hereafter held in the Deposit Account.

C. Secured Party, Customer and Bank have agreed to enter into this Agreement to provide for the control of the Deposit Account by Secured Party and to perfect Secured Party’s security interests in the Deposit Account (as each such term is defined below).

NOW, THEREFORE, in consideration of the mutual promises and covenants, contained herein the parties hereto mutually agree as follows.

ARTICLE 1 - DEFINITIONS

1.01 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

“Code” means the California Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.

“Deposit Account” means Customer’s deposit account (as such term is defined in the Code) with Bank, number 1892563980.

“Notice of Exclusive Control” means written notice to Bank which states that an event of default has occurred and is continuing under the document, instrument or agreement pursuant to which Customer has granted the security interest in the Deposit Account to Secured Party, and that on the basis thereof, Secured Party is exercising exclusive control over the Deposit Account.

“Order” means any instruction issued by any person with respect to the disposition of any funds contained in the Deposit Account.

1.02 Construction. Any reference herein to any document includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party, whether under any rule of construction or otherwise. This Agreement has been reviewed by each of the parties hereto, and their respective counsel. This Agreement shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Customer and Secured Party.

ARTICLE 2 - CONTROL

2.01 No Withdrawals or Payments After Receipt of Notice of Exclusive Control. Anything contained in Section 2.03 to the contrary notwithstanding, Customer hereby absolutely, irrevocably and unconditionally authorizes and instructs Bank that, promptly upon receipt of a Notice of Exclusive Control by Bank at the Banking Office, Bank shall:

(a) neither accept nor comply with any Order from Customer for the payment of any funds from the Deposit Account to any third person nor permit Customer to withdraw any funds in the Deposit Account without the specific prior written consent of Secured Party;

(b) comply with all Orders originated by Secured Party concerning the Deposit Account and all other requests or instructions from Secured Party regarding disposition and/or delivery of funds contained in the Deposit Account, without further consent or direction from Customer and without regard to any inconsistent or conflicting Orders given to Bank by Customer within two (2) Business Days; and

(c) anything contained in the foregoing to the contrary notwithstanding, Secured Party hereby agrees that before it attempts to give Bank any Orders concerning the Account, Secured Party shall deliver to the Banking Office such documentation as Bank may from time to time reasonably request to evidence the authority of those partners, officers, employees or agents whom Secured Party may designate to give Orders.

2.02 Priority of Lien. Bank hereby acknowledges and agrees that:

(a) Bank has received notice of the existence of the security interest of Secured Party in the Deposit Account, and recognizes the security interest granted to Secured Party by Customer;

(b) all of Bank’s present and future rights against the Deposit Account are subordinate to Secured Party’s security interest therein; provided, however, that Secured Party hereby acknowledges and agrees that nothing herein subordinates or waives, and that Bank expressly reserves, all of its present and future rights (whether described as rights of setoff, banker’s lien, security interest, chargeback or otherwise, and whether available to Bank under the law or under any other agreement between Bank and Customer concerning the Deposit Account, or otherwise) with respect to: (a) items deposited to the Deposit Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such items or the occurrence or timeliness of any drawee’s notice of non-payment of such items; (b) ACH entries credited to the Deposit Account and later reversed, whether for insufficient funds or for any other reason, and without regard to the timeliness of such entries’ reversal; (c) chargebacks to the Deposit Account of credit card transactions; (d) erroneous entries to the Deposit Account; (e) overdrafts on the Deposit Account, (f) claims of breach of the transfer or presentment warranties made to Bank pursuant to the Code in connection with items deposited to the Deposit Account; (g) any lien arising in connection with any loan or other credit relationship between Customer and Bank; and (h) Bank’s usual and customary charges for services rendered in connection with the Deposit Account; and

(c) Except as otherwise required by law, Bank shall not enter into any agreement with any third party relating to the Deposit Account or agree that it will comply with any Orders concerning the Deposit Account originated by any such third party without the prior written consent of Secured Party and Customer.

2.03 Control of Deposit Account. At all times during the effectiveness of this Agreement, Customer hereby absolutely, irrevocably and unconditionally instructs, and Bank hereby agrees, that:

(a) Bank shall comply with any Orders or other instructions concerning the Deposit Account from Secured Party without further consent by Customer.

(b) Bank shall not comply with any Orders or other instructions concerning the Deposit Account, from any third party without the prior written consent of Secured Party and Customer.

(c) Except as otherwise provided in Sections 2.01 and 2.02, prior to the receipt of a Notice of Exclusive Control by Bank at the Banking Office, Bank shall accept and execute Orders from Customer with respect to the payment or withdrawal of any funds from the Deposit Account or the payment of any funds in the Deposit Account to Customer.

2.04 Bank’s Representations, Warranties and Acknowledgments.

(a) Bank represents and warrants to Secured Party that:

(i) the Deposit Account has been established and is maintained with Bank at the Banking Office solely in Customer’s name as recited above;

(ii) any balances in the Deposit Account are valid and binding obligations of Bank;

(iii) Bank has no knowledge of any claim to, security interest in or lien upon the Deposit Account, except the security interests in favor of Secured Party and Bank’s liens securing fees and charges, as described in Section 2.02 hereof;

(iv) Bank has not entered into any agreement with any third party regarding the Deposit Account or agreed that it will comply with any Orders concerning the Deposit Account originated by any such third party.

2.05 Agreements of Bank and Customer. Bank and Customer agree that:

(a) Bank shall send copies of all statements relating to the Deposit Account simultaneously to Customer and to Secured Party;

(b) Bank may disclose to Secured Party such other information concerning the Account as Secured Party may from time to time request; provided, however, that Bank shall have no obligation to disclose to Secured Party any information which Bank does not ordinarily make available to its depositors; and

(c) Bank shall use reasonable efforts to promptly notify Secured Party and Customer if any other party asserts any claim to, security or property interest in or lien upon the Deposit Account.

2.06 Bank’s Responsibility. Anything contained in the foregoing to the contrary notwithstanding:

(a) Except for permitting a withdrawal in violation of Section 2.01, Bank shall not be liable to Secured Party for complying with Orders from Customer that are received by Bank before Bank receives and has a reasonable opportunity to act on Notice of Exclusive Control and any contrary Order from Secured Party.

(b) Bank shall not be liable to Customer for complying with Orders originated by Secured Party, even if Customer notifies Bank that Secured Party is not legally entitled to issue Orders, unless Bank takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

(c) This agreement does not create any obligation of Bank except for those expressly set forth in this Agreement. In particular, Bank need not investigate whether the Secured Party is entitled under Secured Party’s agreements with Customer to give Orders. Bank may rely on notices and communications it believes are given by the appropriate party.

(d) Bank will not have any liability to Customer or Secured Party for claims, losses, liabilities or damages suffered or incurred by Customer or Secured Party as a result of or in connection with this agreement except to the extent such losses, liabilities and damages directly result from Bank’s gross negligence or willful misconduct.

(e) In no event shall Bank have any liability to Customer or Secured Party for any consequential, special, punitive or indirect loss or damage whether or not any claim for such damages is based on tort or contract or Bank knew or should have known the likelihood of such damages in any circumstances.

2.07 Indemnity.

(a) Customer shall indemnify and hold harmless Bank, its officers, directors, employees, and agents against any and all claims, liabilities, demands, damages and expenses arising out of this Agreement (including reasonable attorneys’ fees and disbursements and the reasonable estimate of the allocated costs and expenses of in-house legal counsel and staff), except to the extent the claims, liabilities, or expenses are caused by Bank’s gross negligence or willful misconduct. Customer shall indemnify Secured Party for any indemnity obligations Secured Party owes to Bank under this Agreement.

(b) Secured Party shall indemnify and hold harmless Bank, its officers, directors, employees, and agents against any and all claims, liabilities, demands, damages and expenses arising out of this Agreement (including reasonable attorneys’ fees and disbursements and the reasonable estimate of the allocated costs and expenses of in-house legal counsel and staff), except to the extent the claims, liabilities, or expenses are caused by Bank’s gross negligence or willful misconduct; provided, however, that in no event shall the Secured Party be liable for any special, consequential, exemplary damages, or lost profits.

2.08 Termination, Survival.

(a) This Agreement shall terminate:

(i) immediately upon receipt by the Bank at the Banking Office of written notice from Secured Party expressly stating that Secured Party is terminating this Agreement;

(ii) immediately upon receipt by the Bank at the Banking Office of written notice from Secured Party expressly stating that Secured Party’s security interest in the Deposit Account has terminated; or

(iii) thirty (30) days after the receipt by Secured Party and Customer of written notice from Bank stating that it is terminating this Agreement;

(b) Sections 2.06, “Bank’s Responsibility,” and Section 2.07, “Indemnity,” shall survive termination of this Agreement.

ARTICLE 3 - GENERAL PROVISIONS

3.01 Conflicts: Controlling Agreement. As to the matters specifically the subject of this Agreement, in the event of any conflict between this Agreement and any other agreement between Bank and Customer, the terms of this Agreement shall control.

3.02 Final Agreement; Amendments and Waivers. This Agreement, together with any other document, instrument, or agreement entered into between Customer and Secured Party in connection therewith with respect to the subject matter contained therein constitutes the entire understanding among each of them with respect to the subject matter thereof. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the party asserted to be bound thereby, and then such amendment or waiver shall be effective only in the specific instance and specific purpose for which given.

3.03 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties.

3.04 Amendments, Modifications. This Agreement may be amended or modified only in writing signed by all parties hereto.

3.05 Severability of Provisions. If any provision of this Agreement for any reason is held to be invalid, illegal or unenforceable in any respect, that provision shall not affect the validity, legality or enforceability of any other provision of this Agreement.

3.06 Section Headings. Headings and numbers used to identify sections and paragraphs of this Agreement have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

3.07 Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

3.08 Notices. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing (unless otherwise specifically provided) and delivered to each party at the following address:

Customer	TransOral Pharmaceuticals, Inc.
300 Tamal Plaza, Suite 220
Corte Madera, CA 94925
Fax. No. (415) 927-2240
Attn: Chief Financial Officer

Secured Party:	Hercules Technology Growth Capital, Inc.
525 University Avenue
Palo Alto, CA 94301
Fax. No. (650) 479-9194
Attn: Chief Legal Officer

Bank:
Comerica Bank
Technology & Life Sciences Division
Five Palo Alto Square
3000 El Camino Real, Suite 800
Palo Alto, CA 94306
Fax. No. (650) 213-1710
Attn: Brian Zacharias

With a Copy To:

Comerica Bank
75 East Trimble Road
San Jose, CA 95131
FAX: (408) 556-5091
Attn: Manager

or to such other address or facsimile number as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by hand delivery, upon delivery; (ii) if sent by facsimile, upon receipt; provided, however, that in either case, receipt by Bank of any Notice of Exclusive Control shall not be deemed to have occurred until the Bank delivers written notification (by email, fax or hard copy) confirming receipt to the Secured Party. Bank shall attempt in good faith to deliver written notification confirming receipt to the Secured Party promptly following Bank’s actual receipt of the Notice of Exclusive Control.

3.09 Governing Law. This Agreement shall be deemed to have been made in the state of California and the validity, construction, interpretation, and enforcement hereof, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the internal laws of the state of California, without regard to principles regarding the conflicts or choice of law.

3.10 WAIVER OF JURY TRIAL. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

(a) In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

(b) With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Loan Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Loan Documents, venue for the reference proceeding will be in the Superior Court in the County where the real property involved in the action, if any, is located or in a County where venue is otherwise appropriate under applicable law (the “Court”).

(c) The matters that shall not be subject to a reference are the following: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of selfhelp remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This Agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this Agreement.

(d) The referee shall be a retired Judge or Justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted.

(e) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(f) The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

(g) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

(h) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(i) If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

(j) THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

3.11 Attorney Costs. The prevailing party in any proceeding conducted in accordance with the provisions of Section 3.10 hereof or any other action arising out of this Agreement shall be reimbursed by the non-prevailing party(s) thereto for all costs and expenses, including reasonable attorneys’ fees (to include outside counsel fees and all allocated costs of the prevailing party’s in-house counsel), expended or incurred by the prevailing party in connection therewith, in addition to any other remedy or recovery awarded by the court.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date set forth in the first paragraph hereof.

CUSTOMER:	TransOral Pharmaceuticals, Inc.

	By:	/s/ Glenn A. Oclassen
	Name:	Glenn A. Oclassen
	Title:	CEO & President

SECURED PARTY:	Hercules Technology Growth Capital, Inc.

	By:	/s/ Illegible
	Name:	Illegible
	Title:	Chief Legal Officer

BANK:	COMERICA BANK

	By:	/s/ Illegible
	Name:	Illegible
	Title:	V.P.

State Street Bank and Trust Company

1200 Crown Colony Drive

Quincy, MA 02169

ATTENTION: Kevin J. Hughes

Re:	TransOral Pharmaceuticals, Inc.

Dear Mr. Hughes:

All terms not defined herein but defined in the Uniform Commercial Code, as in effect from time to time in the Commonwealth of Massachusetts (the “UCC”), shall have the meanings given to such terms in Articles 8 and 9 of the UCC.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, (a) TransOral Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), (b) Capital Advisors Group (the “Investment Manager”), (c) Hercules Growth Technology Capital, (the “Lender”) and (d) STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the “Securities Intermediary”), intending to be legally bound, do hereby agree as follows:

1.	Establishment of Account.

The Securities Intermediary hereby confirms that a certain account (Account No. DE2275) (the “Account”), identified in the books of the Securities Intermediary in the name of the Borrower, has been established with and is held by the Securities Intermediary. The Account is an account to which financial assets may be credited in accordance with this Agreement.

2.	Acknowledgement of Security Interest.

The Borrower and Securities Intermediary are parties to one or more agreements governing or relating to the establishment and administration of the Account (referred to herein, collectively if more than one, as the “Custodial Agreement”). The Securities Intermediary hereby acknowledges that the Borrower has notified the Securities Intermediary that the Borrower has granted to the Lender a security interest in the Borrower’s rights and interests in and to the Account and all entitlements to any and all securities, investment property and other financial assets which are now or hereafter may be deposited in and credited to the Account, and in all cash balances that are credited to the Account from time to time, and in all proceeds of any of the foregoing (collectively, the “Account Assets”). The initial Account Assets as of the close of business on March 31, 2006, are listed on Exhibit A hereto and incorporated herein by reference.

State Street Bank and Trust Company

041102

3.	Account Control.

3.1 Borrower Control.

(i) Unless and until the Securities Intermediary receives written notice from the Lender directing the Securities Intermediary that the Lender is exercising its right to exclusive control over the Account, which notice is substantially in the form attached hereto as Exhibit B (a “Notice of Exclusive Control”), or if all previous Notices of Exclusive Control have been revoked or rescinded in writing by the Lender, the Borrower (or, until the Investment Manager’s receipt of notice from the Lender that it is exercising exclusive control over the Account, the Investment Manager pursuant to the Custodial Agreement) shall be entitled to exercise all rights with respect to, and to direct the Securities Intermediary with respect to, the Account and the Account Assets, including, but not limited to, the investment and re-investment of the Account Assets and the Securities Intermediary shall be entitled to deal with the Borrower (or the Investment Manager pursuant to the Custodial Agreement) as the sole and absolute owner thereof, including without limitation the sale, liquidation, purchase, trading, transfer, delivery, withdrawal, release or payment of any Account Assets, including any cash balances.

(ii) The Securities Intermediary shall have no responsibility or liability to the Lender for settling trades of financial assets carried in the Account at the direction of and in accordance with the instructions of the Borrower or the Investment Manager given in accordance with the Custodial Agreement, or for complying with entitlement orders concerning any Account Assets from the Borrower, if received by the Securities Intermediary prior to receipt of a Notice of Exclusive Control from the Lender.

3.2 Control by Lender.

(i) Upon receipt by the Securities Intermediary of a Notice of Exclusive Control, the Securities Intermediary shall thereafter follow only the instructions of the Lender with respect to the Account and the Account Assets, and shall comply with any entitlement order (within the meaning of Section 8-102(a)(8) of the UCC) received from the Lender, without further consent of the Borrower or any other person, and notwithstanding any demand or notice to the contrary from the Borrower.

(ii) The Securities Intermediary shall be authorized to follow the instruction or any entitlement order of the Lender pursuant to this Section 3.2 with respect to the Account and the Account Assets in all respects and shall be entitled to deal with the Lender as though the Lender were the sole and absolute owner of the Account and Account Assets, including without limitation with respect to the sale, liquidation, purchase, delivery, trading, transfer, withdrawal, release or payment of any Account Assets, including any cash balances credited to the Account.

(iii) The Securities Intermediary shall have no responsibility or liability to the Borrower for complying with a Notice of Exclusive Control or complying with entitlement orders concerning any Account Assets originated by the Lender. The

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Securities Intermediary shall have no duty to investigate or make any determination as to whether a default or an event of default exists under any credit agreement between the Borrower and the Lender, and the Securities Intermediary shall comply with a Notice of Exclusive Control whether or not the Borrower may allege that no such default or event of default exists.

(iv) Concurrently with notifying the Securities Intermediary that it is exercising or rescinding its right of exclusive control over the Account, the Lender shall also provide written notice to the Investment Manager of such exercise or rescission.

4.	Lender Security Interest.

This Agreement is intended by the Borrower and Lender to grant “control” of the Account Assets to the Lender for purposes of perfection of the Lender’s security interest in the Account Assets pursuant to Article 8 and Article 9 of the UCC. Notwithstanding the foregoing, the Securities Intermediary makes no representation with respect to and shall have no responsibility for the sufficiency of this Agreement for such purpose.

5.	Indemnification.

In addition to the indemnities set forth in the Custodial Agreement, the Borrower hereby agrees to indemnify and hold the Securities Intermediary harmless from and against all liabilities, obligations, losses, damages, claims, costs and expenses (including without limitation attorney’s fees and costs) which may be asserted against or incurred or suffered by the Securities Intermediary arising out of this Agreement or the performance of the Securities Intermediary’s agreements or duties hereunder, or as a consequence of any action or omission by the Securities Intermediary pursuant to the terms of this Agreement (except for such claims which have been determined by a court of competent jurisdiction to have resulted from the Securities Intermediary’s willful misconduct or gross negligence). The Lender agrees to indemnify and hold the Securities Intermediary harmless from and against any and all liabilities, obligations, losses or claims which may arise as a result of the Securities Intermediary acting in accordance with any notice, instruction, direction or advice received from the Lender pursuant to the terms of this Agreement (except for such claims which have been determined by a court of competent jurisdiction to have resulted from the Securities Intermediary’s willful misconduct or gross negligence). THE SECURITIES INTERMEDIARY SHALL NOT BE LIABLE IN ANY EVENT TO ANY PERSON, INCLUDING ANY PARTY HERETO, FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH ANY PERSON OR PARTY MAY INCUR OR SUFFER IN CONNECTION WITH THIS LETTER AGREEMENT, REGARDLESS OF WHETHER THE SECURITIES INTERMEDIARY KNEW OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE. This paragraph shall survive termination of this Agreement and the satisfaction or termination of the Lender’s interest in the Account.

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6.	Force Majeure.

The Securities Intermediary shall not be liable for delays or errors occurring by reason of circumstances beyond the control of the Lender, including, without limitation, acts of civil, military, or banking authorities, national emergencies, market disorder, labor difficulties, fire, flood or other catastrophes, acts of God, terrorism, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply. In no event shall the Securities Intermediary be liable to any person for consequential damages, exemplary damages, special damages, indirect damages, or lost profits, even if the Securities Intermediary has been advised of the possibility or likelihood of such damages. The provisions of this paragraph shall survive termination of this Agreement and the Lender’s interest in the Account.

7.	Duties of Securities Intermediary; No Implied Obligations.

(i) The Securities Intermediary shall have no duties, obligations, responsibilities or liabilities with respect to the Account or the Account Assets except as and to the extent expressly set forth in this Agreement and the Custodial Agreement, and no implied duties of any kind shall be read into this Agreement against the Securities Intermediary.

(ii) Except for the rights of control in favor of the Lender agreed to herein, nothing herein shall be deemed to modify, limit, restrict, amend or supersede the terms of the Custodial Agreement, and Securities Intermediary shall remain entitled to all of the rights, indemnities, powers, immunities and protections in its favor under the Custodial Agreement. The Securities Intermediary does not herein waive or agree to subordinate, and the Securities Intermediary hereby expressly reserves, any lien, security interest and rights of offset which it is granted or to which it is entitled under the Custodial Agreement and/or applicable law.

(iii) Without limiting the generality of the foregoing, in no instance shall the Securities Intermediary be under any obligation to take any action to preserve, protect or exercise rights in the Account Assets (except to the extent that may be expressly required by the terms of the Custodial Agreement). It is understood that the Securities Intermediary shall have at no time any responsibility (a) for determining the value of the Account Assets, (b) for any market decline in the value of the Account Assets or (c) for notifying any person of any such decline in market value of the Account Assets.

(iv) The Lender hereby expressly acknowledges that the Account may include Account Assets in the nature of securities entitlements in favor of the Securities Intermediary in one or more securities accounts at one or more underlying securities intermediaries in which or through which underlying assets, or entitlements thereto, are held or credited (including without limitation, with respect to federal book-entry securities, a “security entitlement” within the meaning of applicable federal book-entry regulations). The Securities Intermediary shall have no liability for the actions or omissions of, or any errors or omissions in the records of, any such underlying securities intermediary.

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(v) All securities and investment property now or hereafter held in the Account shall be treated as “financial assets” within the meaning of Section 8-102(a)(9) of the UCC.

(vi) The parties hereto acknowledge that no “security entitlement” under the UCC shall exist with respect to any financial asset held in the Account which is registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Borrower (each such asset an “Identified Security”), except to the extent such Identified Security has been specially indorsed by the Borrower to the Securities Intermediary or in blank. The parties further acknowledge and agree that any such Identified Securities received by it and credited to the Account from time to time shall (so long as so credited to the Account and so long as this Agreement remains in effect) be held by the Securities Intermediary (directly or through a Sub-Custodian, as defined below, as applicable) for the benefit of the Lender, not in its capacity as a “securities intermediary” (as defined in the UCC), but in its capacity as a custodial agent under and subject to the terms of this Agreement.

(vii) For avoidance of doubt, the Lender hereby acknowledges that any Account Assets issued outside the United States (“Foreign Security System Assets”) and held in the Account, which are held by the Securities Intermediary, a sub-custodian within the Securities Intermediary’s network of sub-custodians (each a “Sub-Custodian”) or a depository or book-entry system for the central handling of securities and other financial assets in which the Securities Intermediary or the Sub-Custodian are participants (each, a “Securities System”) may not permit the Borrower to have a security entitlement under the UCC with respect to such Foreign Security System Assets (and such property shall be deemed for purposes of this Agreement not to be a financial asset held within the Account).

(viii) The Securities Intermediary shall not change the name or the account number of the Account without the prior written consent of the Borrower and the Lender.

8.	Standard of Care.

8.1 Custodial Agreement. In no event shall the Securities Intermediary be liable for its failure to perform under the terms of this Agreement, except to the extent that the Securities Intermediary has acted with gross negligence or willful misconduct. The Securities Intermediary shall not be responsible for the sufficiency of this Agreement or the arrangement contemplated hereby to create, cause to attach or perfect, any security interest in favor of the Lender.

8.2 No Implied Duties. The Securities Intermediary shall have no responsibilities, obligations or duties other than those expressly set forth in this Agreement and the Custodial Agreement, and no implied duties, responsibilities or obligations shall be read into this Agreement against the Securities Intermediary; without limiting the generality of the foregoing, the Securities Intermediary shall have no duty to preserve, exercise or enforce rights in the Account Assets (against prior parties or otherwise).

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8.3 Borrower Instruction. As between the Borrower and the Securities Intermediary, except as may be otherwise expressly stated herein, the liabilities of each to the other shall be governed by the provisions of the Custodial Agreement. Instructions from a Borrower’s Authorized Representative given in accordance with the terms of the Custodial Agreement to the Securities Intermediary hereunder shall also constitute Proper Instructions (as defined in the Custodial Agreement) under the Custodial Agreement. Upon the Investment Manager’s receipt from the Lender of the Lender’s exercise of exclusive control over the Account, the Borrower acknowledges that the Investment Manager shall have no responsibility for investing and reinvesting the Account Assets, until such time as written notice of the Lender’s revocation of such exclusive control is received by the Investment Manager.

8.4. Lender Instruction. Notwithstanding any provision contained herein or in any other document or instrument to the contrary, the Securities Intermediary shall not be liable for any action taken or omitted to be taken at the instruction of the Lender, or any action otherwise taken or omitted to be taken under, in connection with, or pursuant to the terms of this Agreement, except for in the case of (and to the extent of) the Securities Intermediary’s own gross negligence or willful misconduct.

8.5 Certain Immunities and Protections. In no event shall the Securities Intermediary be liable for indirect, special, punitive or consequential damages of any kind, even if advised of the possibility of such damages. Without limiting the generality of the foregoing, and notwithstanding any provision to the contrary contained herein, the Securities Intermediary:

(i) may in any instance where the Securities Intermediary reasonably determines that it lacks authority to take or refrain from taking certain action, or as to the requirements of this Agreement under any circumstance before it, delay or refrain from taking action unless and until it has received appropriate instructions hereunder; provided, however, that under no circumstances shall this clause (i) be construed as requiring the Securities Intermediary to obtain the consent of the Borrower in order to comply with any entitlement order originated by the Lender hereunder;

(ii) may consult with legal counsel, independent public accountants, or other experts selected by it in good faith, and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such experts;

(iii) will have no duty to ascertain or inquire as to the performance or observance by the Borrower of any of the terms, conditions or covenants of this Agreement, or as to the terms of (or the Borrower’s or Lender’s compliance with) any credit agreement or related security agreement between the Borrower and Lender, or to inspect the property, books or records of the Borrower;

(iv) except for the representations of the Securities Intermediary set forth in Section 10, will not be responsible for the due execution, legality, validity, enforceability, genuineness, effectiveness or sufficiency of this Agreement;

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(v) will not incur any liability by acting or not acting in reliance upon any notice, consent, certificate, statement or other instrument or writing reasonably believed by it to be genuine and to be signed or sent by the proper party or parties;

(vi) will not incur liability for any notice, consent, certificate, statement, wire instruction, telecopy, or other writing which is delayed, canceled or changed without the actual knowledge of the Securities Intermediary;

(vii) shall not be deemed to have or be charged with notice or knowledge of any fact or matter unless a written notice thereof has been received by the Securities Intermediary at the address designated in (or as subsequently designated pursuant to) this Agreement;

(viii) shall not be required by any provision of this Agreement to expend or risk the Securities Intermediary’s own funds, or to take any action (including but not limited to the institution or defense of legal proceedings) which in its reasonable judgment could cause it to incur or suffer any significant expense or liability (including but not limited to reasonable attorneys’ fees and disbursements), unless and until security or indemnity in form and amount reasonably satisfactory to the Securities Intermediary shall have been provided therefore;

(ix) shall not incur any liability for acts or omissions of any domestic or foreign depository, securities intermediary or book-entry system for the central handling of financial assets (except to the extent provided in the Custodial Agreement, if applicable); and

(x) except as expressly set forth herein, shall not be responsible for the title, validity or genuineness of any Account Asset carried in the Account at any time or times.

9.	Compliance with Legal Process and Judicial Orders.

The Securities Intermediary shall have no responsibility or liability to the Borrower or to the Lender or to any other person or entity for acting in accordance with any judicial or arbitral process, order, writ, judgment or decree relating to the Account Assets subject to this Agreement notwithstanding that such order or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

10.	Representations and Warranties; Covenants.

10.1 General Representations. Each of the parties to this Agreement represents and warrants to the other parties to this Agreement as follows:

(i) it is duly organized and existing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it under this Agreement; and

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(ii) this Agreement has been duly authorized, executed and delivered by it, and constitutes its valid, legal and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights in general or by general principles of equity whether considered in a proceeding at law or equity.

10.2 Securities Intermediary Representations. The Securities Intermediary represents, warrants, covenants, agrees and confirms, as of the date hereof, and at all times until the termination of this Agreement:

(i) that in the ordinary course of its business the Securities Intermediary maintains securities accounts for others, and that it is acting in that capacity with respect to the Account;

(ii) that there are to its knowledge no other agreements entered into between the Securities Intermediary and the Borrower with respect to the Account except for this Agreement, the Custodial Agreement and any related fee agreement, funds transfer agreement and data access agreement;

(iii) that the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than the Custodial Agreement) with any other person or entity relating to the Account or the Account Assets under which it has agreed to comply with entitlement orders (as defined in of the UCC) of such other person or entity; and

(iv) that the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Borrower or any other person or entity, purporting to revoke, limit or condition the agreement of the Securities Intermediary set forth in this Agreement to comply with entitlement orders of the Lender, as set forth herein, without the Lender’s express written consent.

10.3 Notice of Third Party Claims. If the Securities Intermediary receives written notice that any person or entity asserts a lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Account, the Securities Intermediary will undertake reasonable efforts promptly to notify the Lender and the Borrower thereof (but shall have no liability in the event of any delay or failure on its part to do so).

10.4. The Investment Manager is executing this Agreement for the purpose of acknowledging (i) receipt of this Agreement and (ii) knowledge of its terms and conditions.

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11.	Further Agreements.

11.1 Settlement By Borrower. The Borrower agrees with the Securities Intermediary that assets of the Borrower shall not be deposited, delivered or held in the Account until such assets have been fully paid by the Borrower.

11.2 No Borrower Contravention of Lender Control. After the Lender has delivered a Notice of Exclusive Control to the Securities Intermediary, unless such Notice of Exclusive Control is revoked in writing by the Lender, the Borrower agrees that it shall not give any instruction to the Securities Intermediary in respect to the Account or Account Assets without the prior written consent of the Lender.

11.3 Notice of Default. The Lender agrees that it shall, promptly after becoming aware of the Securities Intermediary’s failure to perform or observe any term, covenant or agreement on its part to be performed or observed hereunder, deliver to the Borrower notice thereof setting forth in reasonable detail the circumstances of such failure.

12.	Access to Reports; Tax Reporting.

12.1 Information Sharing. The Borrower hereby authorizes the Securities Intermediary to forward directly to the Lender a copy of the monthly statement of the Account which is provided by the Securities Intermediary to the Borrower; provided, however, that the Securities Intermediary failure not to forward a copy of such statement to the Lender shall not give rise to any liability hereunder.

12.2 Tax Reporting. All items of income, gain, expense and loss recognized in the Account which the Securities Intermediary determines that it is required by law to report to the Internal Revenue Service or any other taxing authorities shall be reported to the Internal Revenue Service or such taxing authorities under the name and taxpayer identification number of the Borrower.

13.	Interpleader.

Notwithstanding any provision contained in this Agreement to the contrary, in the event the Securities Intermediary believes, in its reasonable opinion, that (i) a bona fide dispute exists concerning this Agreement or the disposition of any of the Account or the Account Assets, (ii) a person or entity makes a claim against the Account or the Account Assets, or (iii) any action under any bankruptcy, insolvency or similar law is commenced relating to the Borrower, the Securities Intermediary shall have the absolute right, at its election, to petition a court of competent jurisdiction as to the appropriate action to be taken and either deliver the Account Assets to the court in which the action is commenced or freeze the Account pending receipt of such court direction or order, whereupon the Securities Intermediary shall thereby be relieved from any further liability respecting the Account and the Account Assets and shall be held harmless by the Borrower, Investment Manager and the Bank in taking any action or refraining from taking any action if done pursuant to any direction or order given by such court.

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14.	Fees and Expenses of Securities Intermediary.

14.1 Compensation. The Securities Intermediary shall be entitled to, and the Borrower hereby agrees to pay to the Securities Intermediary, compensation in accordance with the terms of the Custodial Agreement.

14.2 Reimbursement For Costs. In addition to the terms of the Custodial Agreement, the Borrower hereby agrees to pay and reimburse the Securities Intermediary for any advances, costs, expenses (including without limitation reasonable attorney’s fees and costs) and disbursements that may be paid or incurred by the Securities Intermediary in connection with, this Agreement or the arrangement contemplated hereby, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement.

14.3 Liens. Any amounts that may be owing to the Securities Intermediary from time to time pursuant to the terms of, or as described in, this Section 14 and/or Section 5 hereof shall be deemed to be amounts owing under the Custodial Agreement, and shall be deemed to be secured by any lien, encumbrance and other rights that the Securities Intermediary may have under the Custodian Agreement and/or applicable law; and the Securities Intermediary shall be entitled to exercise such rights and interests in accordance with the terms of the Custodial Agreement.

14.4 Advances. Without limiting the generality of the foregoing, it is hereby expressly acknowledged and agreed by the parties that the Securities Intermediary (including its affiliates, subsidiaries and agents) shall not be obligated to advance cash or investments to, for or on behalf of the Borrower; however, if the Securities Intermediary, or its affiliates, subsidiaries or agents, does advance cash or investments for any purpose (including but not limited to securities settlements, foreign exchange contracts, assumed settlement or account overdraft) for the benefit of the Borrower, or in the event that the Securities Intermediary or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from the Securities Intermediary’s or its nominee’s own gross negligence, bad faith or willful misconduct, any property at any time held pursuant to this Agreement shall be security therefore and should the Borrower fail to repay the Securities Intermediary promptly, the Securities Intermediary shall be entitled to utilize available cash and to dispose of Collateral assets to the extent necessary to obtain reimbursement.

15.	Termination.

(a) This Agreement may be terminated by the Securities Intermediary at any time upon not less than thirty (30) days written notice to the Borrower and the Lender. In such event, the Borrower and the Lender shall within twenty (20) days of such notice notify the Securities Intermediary in writing of the appointment of a successor Securities Intermediary (including name, address, contact person and telephone number) and shall give written instruction to the Securities Intermediary to deliver the Account Assets to such successor Securities Intermediary. In the event of the failure of the Borrower and Lender to give such written notification and instruction within such twenty (20) days, the Securities Intermediary shall be entitled to petition a court of competent jurisdiction to appoint a successor (and otherwise to exercise its rights pursuant to Section 13 hereof).

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(b) Upon the sooner to occur of (i) the Securities Intermediary’s receipt of notice of the termination or release of the Lender’s claim hereunder as provided in Section 16.2 hereof, (ii) delivery of the Account Assets to a successor Securities Intermediary pursuant to Section 15.6(a) hereof, or (iii) the termination of the Account in accordance with the Custodial Agreement and distribution or application of the Account Assets in accordance with the terms of this Agreement, this Agreement shall terminate and all obligations and duties of the Securities Intermediary hereunder shall immediately terminate and be discharged.

16.	Miscellaneous.

16.1 Authorization. The Borrower hereby directs the Securities Intermediary to comply with the terms of this Agreement.

16.2 Release of Security Interest. The Lender agrees to notify the Securities Intermediary promptly in writing when all obligations of the Borrower to the Lender under the credit agreement between the Borrower and Lender have been fully paid and satisfied (and any commitment of the Lender to advance further amounts or credit thereunder has been terminated) or the Lender otherwise no longer claims any interest in the Account Assets, whichever is soonest; at which time the Securities Intermediary shall have no further liabilities or responsibilities hereunder and the Securities Intermediary’s obligations under this Agreement shall terminate.

16.3 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing (including by facsimile transmission) and may be sent by hand, or by confirmed facsimile transmission (confirmed promptly by mailing of the original) or by telex, answer back received, or delivery by any recognized delivery service, prepaid, or by certified or registered mail, return receipt requested, postage prepaid, and addressed as follows, or to such other address as any party may hereafter notify the other respective parties hereto in writing:

(a)	If to the Securities Intermediary,
	then:	State Street Bank and Trust Company
1200 Crown Colony Drive
Quincy, MA 02169
Attn: Kevin J. Hughes – Vice President

(b)	If to the Lender,
	then:	Hercules Technology Growth Capital
Legal Department
525 University Ave., Suite 700
Palo Alto, CA 94301
Facsimile: 650-473-9194
Telephone: 650-289-3068
Attention: Chief Legal Officer and Kathy Conte

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(c)	If to the Borrower,
	then:	TransOral Pharmaceuticals, Inc.
1003 West Cutting Blvd.
Suite 110
Pt. Richmond, CA 94804
Attn: Glenn A. Oclassen, CEO
Phone: (415) 215-3500
Fax: (415) 215-3535

(d)	If to the Investment Manager,
	then:	Capital Advisors Group
29 Crafts Street Suite 270
Newton, MA 02458
Attn: Ben Campbell

16.4 Additional Information.

The Borrower, the Lender and the Investment Manager shall provide to the Securities Intermediary any information or documents and execute any document or instrument which the Securities Intermediary deem necessary or appropriate to perform its obligations hereunder.

16.5 Amendments in Writing; Counterparts. This Agreement may be amended or modified only in a written document signed by all of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. Any proof of this Agreement shall require production of only one such counterpart.

16.6 Severability. If any provision of this Agreement or any portion of such provision, or the application thereof to any person or circumstance, shall to any extent be prohibited or held invalid or unenforceable, the remainder of this Agreement or the remainder of such provision and the application thereof to other persons or circumstances (other than those as to which it is prohibited or held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision or the application thereof to any person or circumstance prohibited, invalid or unenforceable in any respect.

16.7 Successors. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

16.8 Governing Law; Jurisdiction of Securities Intermediary. Each of the parties hereby agrees that this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof, and that the Securities Intermediary’s jurisdiction, for purposes of Section 8- 110(e) of the UCC as it pertains to this Agreement, the Account and the security entitlements relating to the financial assets (including without limitation, the Account Assets) credited to or otherwise deposited or held in the Account, shall be the Commonwealth of Massachusetts.

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16.9 Assignment. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, that no party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the other parties hereto.

16.10 Headings. Any headings appearing on this Agreement are for convenience only and shall not affect the interpretation of any of the terms of this Agreement.

16.11 Counterparts. This Agreement may be executed simultaneously in any number of counterparts each of which when so executed and delivered shall be an original but all of which shall constitute but one and the same document.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement under their respective seals as of May 19, 2006.

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Kevin J. Hughes
Name: Kevin J. Hughes
Title: Vice President
Its duly authorized officer

TRANSORAL PHARMACEUTICALS, INC.

By:	/s/ Glenn A. Oclassen
Name: Glenn A. Oclassen
Title: President & Chief Executive Officer
Its duly authorized officer

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Scott Harvey
Name: Scott Harvey
Title: Chief Legal Officer
Its duly authorized officer

CAPITAL ADVISORS GROUP

By:	/s/ Benjamin Campbell
Name: Benjamin Campbell
Title:

DESCRIPTION OF INITIAL SECURITIES

Exhibit A

TRANSORAL PHARMACUETICALS, INC.

PORTFOLIO

4/28/2006

TICKER	% OF HOLDINGS	INSTRUMENT (RATING)	INVESTMENT AT COST	YIELD TO MATURITY
MMF	16.69%	EVERGREEN INSTITUTIONAL MMF	$2,887,804	4.68%
C	8.72%	CITIGROUP (AA1/AA-)	$1,508,160	4.53%
MBNAS	8.72%	MBNA CREDIT CARD MASTER NOTE TRUST (AAA/AAA)	$1,507,734	4.57%
LEH	4.37%	LEHMAN BROTHERS (A1/A+)	$755,460	4.56%
SOCNAM	4.06%	SOCIETE GENERALE (AA3/A+)	$702,114	4.99%
CCCIT	2.90%	CITIBANK CREDIT CARD ISSUANCE TRUST (AAA/AAA)	$501,016	4.90%
BAC	1.45%	MBNA AMERICA BANK (AA1/AA)	$251,488	4.81%
AAB	8.80%	ABN AMRO(A1/A+)	$1,522,185	4.66%
STI	5.87%	SUNTRUST BANK (Al/A)	$1,015,870	4.63%
CHAMT	2.90%	CHASE CREDIT CARD MASTER TRUST (AAA/AAA)	$502,441	4.72%
BCSFUN	1.42%	BARCLAYS US FUNDING (A1+/P1)	$244,981	4.92%
CALYON	4.26%	CALYON NORTH AMERICA (A1+/P1)	$737,522	5.10%
CCE	4.31%	COCA-COLA ENTERPRISES (A2/A)	$745,890	4.87%
COMT	1.45%	CAPITAL ONE MASTER TRUST (AAA/AAA)	$250,557	4.90%
CCE	1.45%	COCA-COLA ENTERPRISES (A2/A)	$250,238	5.04%
LEH	5.90%	LEHMAN BROTHERS (A1/A+)	$1,020,620	4.72%
CALYON	2.83%	CALYON NORTH AMERICA (A1+/P1)	$489,476	5.16%
CCE	2.33%	COCA-COLA ENTERPRISES (A2/A)	$403,104	4.73%
AIG	5.81%	INTERNATIONAL LEASE FINANCE (A1/AA-)	$1,005,060	4.95%
COMT	2.88%	CAPITAL ONE MASTER TRUST (AAA/AAA)	$498,711	5.21%
DE	2.89%	JOHN DEERE (A3/A-)	$500,005	5.12%
		TOTAL	$17,300,435	4.77%

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NOTICE OF EXCLUSIVE CONTROL

Exhibit B

State Street Bank and Trust Company

1200 Crown Colony Drive

Quincy, MA 02169

Attention:    Kevin J. Hughes

NOTICE OF EXCLUSIVE CONTROL

We hereby instruct you pursuant to the terms of that certain Account Control Agreement dated as of March 31, 2003 (as from time to time amended and supplemented, the “Control Agreement”) among the undersigned                      (the “Lender”), Capital Advisors Group (the “Investment Manager”),                      (together with its successors and assigns, the “Borrower”) and you, as Securities Intermediary, that you (i) shall not follow any instructions or entitlement orders of the Borrower in respect of the Account or the Collateral (as each such capitalized term is defined in the Control Agreement), and (ii) unless and until otherwise expressly instructed by the undersigned, shall exclusively follow the entitlement orders and instructions of the undersigned in respect to the Account or the Collateral.

Very truly yours,

By:
Authorized Signatory

cc:
Capital Advisors Group